GE CAPITAL MORTGAGE SERVICES, INC.                                Exhibit #99.16
Home Equity Loan Pass-Through Certificates,
Series 1995-HE1
EXHIBIT J
DISTRIBUTION DATE STATEMENT

OCTOBER, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

     (1)  Amount of distribution
          allocable to principal:

          Class A1     36157TPA3                  60.99270166
                       -------------          ---------------
          Class A2     36157TPB1                   0.00000000
                       -------------          ---------------
          Class A3     36157TPC9                   0.00000000
                       -------------          ---------------
          Class A4     36157TPD7                   0.00000000
                       -------------          ---------------
          Class A5     36157TPE5                   0.00000000
                       -------------          ---------------
          Class A6     36157TPF2                   6.14013579
                       -------------          ---------------
          Class R      36157TPG0                   0.00000000
                       -------------          ---------------
          Class RL     36157TPH8                   0.00000000
                       -------------          ---------------

     (2)  Amount of distribution
          allocable to interest Pay-out
          Rate:

          Class A1     36157TPA3                   3.02782085              7.00%
                       -------------          ---------------   ---------------
          Class A2     36157TPB1                   5.75000000              6.90%
                       -------------          ---------------   ---------------
          Class A3     36157TPC9                   5.83333333              7.00%
                       -------------          ---------------   ---------------
          Class A4     36157TPD7                   6.08333333              7.30%
                       -------------          ---------------   ---------------
          Class A5     36157TPE5                   6.28333333              7.54%
                       -------------          ---------------   ---------------

          Class A6     36157TPF2                   5.00598036              7.50%
                       -------------          ---------------   ---------------
          Class R      36157TPG0                   0.00000000              0.00%
                       -------------          ---------------   ---------------
          Class RL     36157TPH8                   0.00000000              0.00%
                       -------------          ---------------   ---------------

                                                   Pool One          Pool Two
                                              ---------------   ---------------

     (3)  Servicing Compensation:                   50,289.58         14,525.81
                                              ---------------   ---------------

     The amounts below are for the aggregate of all Certificates:

     (4)  Pool Principal Balance;              104,082,044.54     39,322,652.69
                                              ---------------   ---------------
          number of Mortgage
          Loans:                                        1,649               157
                                              ---------------   ---------------

     (5)  Principal Prepayments included for
          Defaulted Mortgage Loans, Defective
          Mortgage Loans, or Liquidating Loans           0.00              0.00
                                                                ---------------

     (6)  Class Certificate Principal
          Balance of each Class;
          Certificate Principal Balance
          of Single Certificate of each
          class:

                                                                       Single
                                                                    Certificate
     Class                                 Class Balance              Balance
            --------------------------------------------------------------------
            Class A1   36157TPA3            17,280,400.31           458.06230113
                       ---------------------------------------------------------
            Class A2   36157TPB1            35,150,000.00          1000.00000000
                       ---------------------------------------------------------
            Class A3   36157TPC9            17,750,000.00          1000.00000000
                       ---------------------------------------------------------
            Class A4   36157TPD7            14,825,000.00          1000.00000000
                       ---------------------------------------------------------
            Class A5   36157TPE5            16,773,694.00          1000.00000000
                       ---------------------------------------------------------
            Class A6   36157TPF2            39,021,205.09           794.81672249
                       ---------------------------------------------------------
            Class R    36157TPG0                 1,000.00          1000.00000000
                       ---------------------------------------------------------
            Class RL   36157TPH8                 1,000.00          1000.00000000
                       ---------------------------------------------------------


     (7)  Book value of real estate
          acquired on behalf of
          Certificate-holders; number
          of related Mortgage Loans:
                                                         0.00              0.00
                                              ---------------   ---------------
                                                         0.00              0.00
                                              ---------------   ---------------

     (8)  Aggregate Scheduled Principal
          Balance and number of
          delinquent Mortgage Loans:

          One Payment Delinquent                 1,451,248.92        466,014.36
                                              ---------------   ---------------
                                                           29                 2
                                              ---------------   ---------------
          Two Payments Delinquent                  295,229.76        294,145.85
                                              ---------------   ---------------
                                                            5                 1
                                              ---------------   ---------------
          Three or more Payments Delinquent        354,531.95              0.00
                                              ---------------   ---------------
                                                            4                 0
                                              ---------------   ---------------
          TOTAL                                  2,101,010.63        760,160.21
                                              ---------------   ---------------
                                                           38                 3
                                              ---------------   ---------------

                                              ---------------   ---------------

                                              ---------------   ---------------
          In foreclosure                            67,613.09        294,145.85
                                              ---------------   ---------------
                                                            1                 0
                                              ---------------   ---------------

     (9)  Aggregate Scheduled Principal
          Balance and number of replaced
          Mortgage Loans:

                                                         0.00              0.00
                                              ---------------   ---------------

     (10) Special Repurchase Amount:

                                                                           0.00
                                                                ---------------

     (11) Repurchase Premium:

                                                                           0.00

                                                                ---------------
          Class A1     36157TPA3                         0.00
                       -------------          ---------------
          Class A2     36157TPB1                         0.00
                       -------------          ---------------
          Class A3     36157TPC9                         0.00
                       -------------          ---------------
          Class A4     36157TPD7                         0.00
                       -------------          ---------------
          Class A5     36157TPE5                         0.00
                       -------------          ---------------

     (12) Unpaid Net Simple Interest
          Shortfall:

          Class A1     36157TPA3                         0.00
                       -------------          ---------------
          Class A2     36157TPB1                         0.00
                       -------------          ---------------
          Class A3     36157TPC9                         0.00
                       -------------          ---------------
          Class A4     36157TPD7                         0.00
                       -------------          ---------------
          Class A5     36157TPE5                         0.00
                       -------------          ---------------

     (13) Class Certificate Interest
          Rate:

               Class 1S                            179,787.42             2.073%
                                              ---------------   ---------------
               Class 2S                             42,450.38             1.295%
                                              ---------------   ---------------

     (14) Maximum Amount:                       14,990,525.00
                                              ---------------

     (15) Amount Available:                     13,854,261.06
                                              ---------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.



                               GE CAPITAL MORTGAGE SERVICES, INC.


                               By: /S/ Christine M. Trotto
                               -------------------------------------------
                               Name:  Christine M. Trotto
                               Title:  Assistant Vice President